Angel Oak Mortgage Trust 2024-5 ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of Angel Oak Mortgage EU B LLC (the “Client”). The review included a total of 380 newly originated residential mortgage loans, in connection with the securitization identified as AOMT 2024-5 (the “Securitization”). The Review was conducted from October 2021 through April 2024 on mortgage loans originated between September 2021 and December 2023.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Clients prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
●	Validate borrower(s) monthly gross income
●	Validate funds required to close, required reserves
●	Review file documentation for required level of income and asset verifications
ii.	Employment Status
●	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
●	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
●	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
●	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
●	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
●	Review credit report for credit history and required credit depth including any / all inquiries
●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower’s occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.
ii.	Consider Income and Assets:

○	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
○	The consumer’s debt obligations, alimony, child support; and
○	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Clients or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Clients.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Clients.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (380 loans in total):

Fourteen (14) loans had a Secondary Appraisal, fifty-nine (59) loans had AVMs, and ninety-four (94) loans had a Desktop Review.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were five (5) occurrences of this.

Seven (7) loans had a Field Review or BPO, one (1) loan had a Second Desk Review, and zero (0) loans had a Full Appraisal Review, all of which supported value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 380 mortgage loans reviewed, two hundred-fifteen (215) unique mortgage loans (56.58% by loan count) had a total of two hundred forty-two (242) tape discrepancies across nine (9) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Originator DTI	199	82.23%
Origination Date	12	4.96%
Original LTV	9	3.72%
Original CLTV	9	3.72%
Property Type	7	2.89%
Occupancy	2	0.83%
UW FICO Utilized	2	0.83%
Original Loan Amount	1	0.41%
Property County	1	0.41%
Grand Total	242	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	248	$119,945,378.00	65.26%
Event Grade B	131	$59,133,947.00	34.47%
Event Grade C	1	$415,000	0.26%
Event Grade D	0	$0.00	0.00%
Total Sample	380	$232,331,636.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	323	85.00%
Event Grade B	57	15.00%
Event Grade C	0	0.00%
Event Grade D	0	0.00%
Total Sample	380	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	294	77.37%
Event Grade B	85	22.37%
Event Grade C	1	0.26%
Event Grade D	0	0.00%
Total Sample	380	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	374	98.42%
Event Grade B	6	1.58%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	380	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
	A	No Credit Findings	275
		Borrower Liabilities Verification Indicator is Partial	15
		Housing history does not meet guidelines	11
		Borrower Employment Verification does not meet guidelines	10
		Borrower Income Verification does not match Approval	8
		Liquid Reserves are less than Guidelines Required	7
		Qualifying DTI exceeds Guideline Maximum Allowable	6
		Payment shock exceeds lender guidelines	5
		Asset Documents are Incomplete	5
		Flood Certificate is Missing	5
		Minimum Trade Line Requirement Not Met	4
		Transmittal Summary is Partial	3
		Appraisal date is greater than 120 days from Origination date.	3
		Prepayment Penalty Indicator is Missing	3
		Flood Insurance Policy is Missing	3
		Transmittal Summary is Missing	3
		Borrower Income Verification is less than 12 months	3
		Final Loan Application is Partial	3
		Fully Executed Purchase Contract is Partial	3
		Property is located in a FEMA disaster area	2

Credit		Underwriting CLTV exceeds Guideline Maximum Allowable	2
		Hazard Insurance Indicator is Partial	2
		Insufficient cash to close.	2
		Underwriting LTV exceeds Guideline Maximum Allowable	2
		Borrower residency documentation not provided or issue with documentation	2
		Hazard Insurance Coverage is Not Sufficient.	2
		Flood Certificate is Partial	2
		Borrower 2 Income Verification is less than 12 months	2
		DSCR is less than guideline minimum	2
		Initial Credit Application is Not Executed	2
		Fraud Report Shows Uncleared Alerts	2
		All Interested Parties Not Checked against Exclusionary Lists	2
		Guideline Seasoning not Met	1
		Fully Executed Purchase Contract is Missing	1
		Signed 4506t is missing	1
		Unresolved derogatory credit	1
		Underwriting FICO does not meet Guideline Minimum Required	1
		Note Document Indicator is Partial	1
		Residual income does not meet guidelines.	1
		Borrower Credit Report Indicator is Partial	1
		Borrower Employment Verification Level is Unknown	1
		Executed HELOC closure letter not provided.	1
		CoBorrower Employment Verification does not meet guidelines	1
		Property flood zone reflects property is in a Flood Zone but Special Flood Zone is marked No	1
		Manual Underwrite is Missing	1
		HMDA Data Tape Not Provided	1
		Fraud Report Missing	1
		HAZARD INSURANCE CERTIFICATE MISSING	1
		Total Credit Grade (A) Exceptions:	417
	B	Payment shock exceeds lender guidelines	10

	Liquid Reserves are less than Guidelines Required	9
	Housing history does not meet guidelines	9
	Minimum Trade Line Requirement Not Met	6
	Underwriting CLTV exceeds Guideline Maximum Allowable	5
	Underwriting LTV exceeds Guideline Maximum Allowable	5
	Borrower Employment Verification does not meet guidelines	4
	Underwriting FICO does not meet Guideline Minimum Required	3
	Unresolved derogatory credit	3
	Qualifying DTI exceeds Guideline Maximum Allowable	3
	Residual income does not meet guidelines.	3
	Overdraft/NSF Count Exceeds Tolerance	3
	Borrower Income Verification does not match Approval	2
	Borrower Liabilities Verification Indicator is Partial	2
	Loan amount is less than the minimum required loan amount	2
	DSCR is less than guideline minimum	1
	Note Document Indicator is Partial	1
	Loan amount is greater than the maximum loan amount allowed per guidelines	1
	Asset Documents are Incomplete	1
	Total Credit Grade (B) Exceptions:	73
A	No Compliance Findings	347
	Consummation or Reimbursement Date Validation Test	10
	Reimbursement Amount Test	9
	Charges That Cannot Increase Test	9
	Initial Closing Disclosure Delivery Date Test	8
	Charges That In Total Cannot Increase More Than 10% Test	6
	NC RSHL Average Prime Offer Rate APR Threshold Exceeded	5
	TRID Monitor Timing of Disclosures Finding	4
	Lender NMLS Status is Not Active	3
	Revised Closing Disclosure Waiting Period Required Finding	2
	Qualified Mortgage APR Threshold Finding	2

Originator NMLS is Not Active	2
GSE (Freddie Mac public guidelines) Alternative Coverage	2
eSigned Documents Consent is Missing	2
Bona Fide Discount Points Test	2
The file does not contain a complete copy of the Closing Disclosure. Unable to fully test for TRID tolerance.	2
GSE (Fannie Mae public guidelines) Alternative Coverage	2
Written List of Service Providers Disclosure Date Test	2
Property Flood Zone reflects property is not in a flood zone but Special Flood Zone is marked Yes	1
Homeownership Counseling Disclosure is Missing	1
Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
Initial Escrow Account Disclosure is Missing	1
GSE (Fannie Mae public guidelines) QM Points and Fees Test	1
Initial Loan Estimate Delivery Date Test (from application)	1
Higher-Priced Mortgage Loan Right to Receive Appraisal Disclosure Alert (12 CFR 1026.35(c)(5))	1
Interest Rate Test	1
Right to Cancel is Missing	1
Lender Credits That Cannot Decrease Test	1
The file does not contain any copies of the Loan Estimate(s). Unable to test for TRID tolerance.	1
CT Average Prime Offer Rate APR Threshold	1
Prepay Amount From Note Does Not Equal Prepay Amount On Final Closing Disclosure	1
TRID Post-Consummation Reason for Redisclosure Validation Test	1
GSE (Freddie Mac public guidelines) QM Points and Fees Test	1
TX Constitution A6 Required Fees Test	1
RESPA Homeownership Counseling Organizations Disclosure Date Test	1
TILA Finance Charge Test	1
Higher-Priced Mortgage Loan Right to Receive Appraisal Disclosure Was Not Provided Within 3 Days (12 CFR 1026.35(c)(5))	1
TILA Post-Consummation Revised Closing Disclosure Finance Charge Test	1
Tex. Const. art. XVI § 50(f)(2) - Texas F2 Notice for Non Home Equity was not provided	1
GSE (Fannie Mae public guidelines) QM APR Test	1

Compliance		The file does not contain any copies of the Closing Disclosure(s). Unable to test for TRID tolerance.	1
		Notice of Special Flood Hazards is Missing	1
		TILA APR Test	1
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	1
		GSE (Freddie Mac public guidelines) QM APR Test	1
		TILA Right of Rescission Test	1
		CT Nonprime Home Loan Test	1
		Escrow Waiver Disclosure is Missing	1
		TRID Total of Payments Test	1
		MI HB 6121 Mortgage Loan Finding	1
		TX Constitution A6 Total Indebtedness Test	1
		Missing Taxpayer First Act Disclosure	1
		Affiliated Business Disclosure is Missing	1
		NC Rate Spread Home Loan Test	1
		Total Compliance Grade (A) Exceptions:	455
	B	Higher-Priced Mortgage Loan	77
		Charges That In Total Cannot Increase More Than 10% Test	4
		Reimbursement Amount Test	3
		Consummation or Reimbursement Date Validation Test	2
		Charges That Cannot Increase Test	2
		Higher-Priced Mortgage Loan Test	2
		Post-Consummation Cure Reimbursement and Revised Closing Disclosure Delivery Date Test	2
		Affiliated Business Disclosure is Missing	2
		Homeownership Counseling Disclosure is Partial	1
		Higher-Priced Mortgage Loan Right to Receive Appraisal Disclosure Was Not Provided Within 3 Days (12 CFR 1026.35(c)(5))	1
		Reimbursement Date Test	1
		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	1
		Higher-Priced Mortgage Loan Right to Receive Appraisal Disclosure Alert (12 CFR 1026.35(c)(5))	1
		Total Compliance Grade (B) Exceptions:	99

	C	Post-Consummation Cure Reimbursement and Revised Closing Disclosure Delivery Date Test	1
		Total Compliance Grade (C) Exceptions:	1
Property	A	No Property Findings	109
		Third Party Valuation Product Not Provided	75
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	5
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	5
		Third Party AVM to appraised value exceeds 10% allowable variance	5
		Appraisal guideline violation	4
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	3
		Third party AVM Confidence Score is less than 90%	3
		Origination Appraisal is Partial	3
		UCDP Summary Report is Missing	2
		Are all required Addendum and Exhibits included is No	1
		Is Completion Certificate in file is No	1
		Third Party Desk Review variance to appraised value exceeds 10%	1
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	1
		Third Party Second Desk Review variance to appraised value exceeds 10%	1
		Total Property Grade (A) Exceptions:	219
	B	Appraisal guideline violation	5
		Origination Appraisal is Partial	1
		Total Property Grade (B) Exceptions:	6

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Clients/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Clients review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.